UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2010

TTM TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2630 South Harbor Boulevard, Santa Ana, CA	92704
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 327-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to Form 8-K amends the Form 8-K dated April 8, 2010, originally filed with the Securities and Exchange Commission on April 13, 2010, as amended by Amendment No. 1 to Form 8-K, filed with the Securities and Exchange Commission on April 26, 2010 (as amended, the “Original Report”). The credit agreement filed as Exhibit 10.21 to the Original Report did not reflect the amended and restated version of the credit agreement dated March 30, 2010. The credit agreement, dated November 16, 2009 as amended and restated on March 30, 2010, is filed as Exhibit 10.21 to this Amendment No. 2. The amended and restated credit agreement filed as Exhibit 10.21 to this Amendment No. 2 is in all material respects the same as the credit agreement filed as Exhibit 10.21 to the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d)  Exhibits.

Exhibit No.	Description
10.21	Credit Agreement, dated November 16, 2009 as amended and restated on March 30, 2010, by and among the PCB Subsidiaries, the Lenders, and the other parties named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2010	TTM TECHNOLOGIES, INC.

	By:	/s/ Steven W. Richards

Steven W. Richards
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.21	Credit Agreement, dated November 16, 2009 as amended and restated on March 30, 2010, by and among the PCB Subsidiaries, the Lenders, and the other parties named therein